Interest income	12 Months Ended
Dec. 31, 2019
Interest income
Interest income

33. Interest income

Interest income in the consolidated income statement comprises the interest accrued in the year on all financial assets with an implicit or explicit return (except for those at fair value through profit or loss starting January 1, 2018), calculated by applying the effective interest method, irrespective of measurement at fair value, and the adjustment to interest income as a result of hedge accounting.

The breakdown of the main interest income items earned in 2017, 2018 and 2019 is as follows:

	2017	2018	2019

Cash and balances with the Central Bank	2,081	2,361	2,456
Loans and advances to credit institutions	4,804	2,178	2,839
Loans and advances to customers	72,263	81,976	89,894
Debt instruments	16,791	10,039	9,925
Hedging financial derivatives	1,895	2,858	3,541
Other interest income	168	125	191
	98,002	99,537	108,846